                                                                    EXHIBIT 99.2

            PRICELINE.COM REPORTS 2nd QUARTER 2003 FINANCIAL RESULTS

           2nd QUARTER NET INCOME IS $7.7 MILLION, OR $0.20 PER SHARE

               Hotel service sells record 1.5 million room nights;
                     room nights sold up 38% year over year

     NORWALK, Conn., July 24, 2003 . . . Priceline.com(R) (Nasdaq: PCLN) today reported 2nd quarter 2003 net income of $7.7 million, or $0.20 per share, on revenues of $239.6 million. Gross travel bookings, which refers to the total dollar value (inclusive of taxes and fees) of all travel products purchased by consumers, for the 2nd quarter were $297.1 million. Priceline.com's 2nd quarter EPS exceeded First Call analyst consensus of $0.14 per share, and came in ahead of priceline.com's previously announced target range of $0.12 to $0.18 per share.

By comparison, in the 2nd quarter 2002, priceline.com had net income of $6.3 million, or $0.16 per share, on revenues of $304.5 million. Priceline.com's gross margin for the 2nd quarter 2003 was 16.9 percent, compared to 15.8 percent a year ago and 16.5 percent for the 1st quarter 2003. Priceline.com ended the 2nd quarter 2003 with $149.2 million in cash and short-term investments. The Company has no debt. During the 2nd quarter, priceline.com effected a 1-for-6 reverse stock split.

By the end of the 2nd quarter, priceline.com's customer base grew to 17.8 million, which represents growth of approximately 22 percent over the past year. Repeat business for the quarter was 67.1 percent. (Repeat business is defined as the number of unique purchase offers coming from repeat customers divided by the number of total unique purchase offers).

"Priceline.com's stronger than expected 2nd quarter results were attributable to several factors, including strong hotel, rental car and package results, a stabilization of our airline tickets business bolstered by improved leisure travel demand and growing sales of retail tickets, and contribution from our mortgage business," said priceline.com President and Chief Executive Officer Jeffery H. Boyd.

During the 2nd quarter, priceline.com sold approximately 1.5 million hotel room nights, adding sequentially approximately 270,000 additional room nights from the 1st quarter. Hotel unit sales increased approximately 38 percent year over year, an increase over the 35 percent year-over-year growth rate experienced in the 1st quarter. "We believe the growing popularity of our hotel product is due to the success of our marketing campaign and the superior room inventory and pricing we receive from our hotel partners, which translates into savings that are better than those found on other leading travel sites, often by as much as 40 percent or more," said Mr. Boyd.

Priceline.com's combined merchant and agency airline ticket gross bookings increased 16 percent sequentially in the 2nd quarter as the result of a slight sequential increase in opaque tickets sold and continued strong growth in retail ticket sales. The rental car business added over 192,000 rental car days sequentially in the 2nd quarter and unit sales were up 4 percent compared to 2nd quarter 2002. Package unit sales increased over 100 percent over last year's 2nd quarter. Finally, total agency (retail) bookings were $30 million in the 2nd quarter, up 44 percent sequentially and an increase of $26 million over 2nd quarter 2002.

Priceline.com expects that growing retail bookings will be enhanced by its recent acquisition of Rentalcars.com and the offering of Travelweb LLC retail hotel inventory on Lowestfare.com, priceline.com's other retail site. "Retail bookings are growing as we add to our array of retail products and this trend, together with improved merchant margins, pushed priceline.com's total gross margins to a record 16.9 percent in the 2nd quarter," said Mr. Boyd. "Retail will continue to be an important part of our business, as it allows us to satisfy unbound Name Your Own Price(R) customers, offer a broad assortment of travel products when opaque inventories are constrained and appeal generally to a broader addressable consumer marketplace."

The 2nd quarter 2003 benefited from $1.1 million of other income, which reflected a contribution from pricelinemortgage. That contribution was offset partially by early stage losses in Travelweb LLC, of which priceline.com is a part-owner. Pricelinemortgage had positive results in the quarter due to the continued attractive economic climate for refinancing, home equity loans and first-time mortgages. The mortgage business, which priceline.com jointly owns with First Alliance Bank, enables consumers to choose from sample rates or set their own terms, and guarantees that customers will get the best publicly available rate.

Looking forward, Mr. Boyd said, "Priceline.com's 3rd quarter got off to a strong start in July, buoyed by strong seasonal leisure travel demand. Due to the accelerating growth experienced in our hotel and rental car businesses so far this month, we expect to achieve July revenues of approximately $93 to $95 million. We also expect year-over-year growth in hotel unit sales in the 3rd quarter at least equal to the 38 percent experienced in the 2nd quarter and we expect year-over-year growth in rental car unit sales to exceed that 38 percent rate. We now anticipate top-line revenue growth for the 3rd quarter of approximately 5 percent year-over-year, with targeted net income per share of $0.20 to $0.22. This target exceeds the current First Call analyst consensus of $0.15 per share. Net income applicable to common stockholders will be reduced by a non-cash preferred stock dividend of an estimated $0.03 per share in the 3rd quarter. For the 4th quarter, we are targeting a year-over-year revenue increase of approximately 5-10 percent and EPS of $0.08 to $0.12 per share, which also is above First Call analyst consensus of $0.07 per share."

ABOUT PRICELINE.COM

Priceline.com offers products for sale in two categories: a travel service that offers leisure airline tickets, hotel rooms, rental cars, packaged vacations and cruises; and a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee. Priceline.com also owns travel Web sites Lowestfare.com and Rentalcars.com. Priceline.com is part-owner of Internet travel service Travelweb LLC. Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees.

                                       ###

For press information, contact: Brian Ek 203-299-8167 (brian.ek@priceline.com)

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of, among other things, terrorist attacks; adverse changes in the Company's relationships with airlines and other product and service providers including, without limitation, the withdrawal of suppliers from the priceline.com system; the bankruptcy or insolvency of another major domestic airline; the effects of increased competition; systems-related failures and/or security breaches; the Company's ability to protect its intellectual property rights; losses by the Company and its licensees; final adjustments made in closing the quarter; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, please refer to the Company's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

This supplement is unaudited and intended as a supplement to, and should be read in conjunction with, the Company's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q. Certain data have been reclassified in order to conform historical information in a manner consistent with current presentation and has not been audited in this form. Certain presentations within this supplement are not consistent with Generally Accepted Accounting Principles.

                           PRICELINE.COM INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS, UNAUDITED)

                                                                                  JUNE 30,     DECEMBER 31,
ASSETS                                                                             2003            2002
                                                                               ------------    ------------
Current assets:
   Cash and cash equivalents                                                   $     69,292    $     67,182
   Restricted cash                                                                   16,869          18,248
   Short-term investments                                                            62,992          64,154
   Accounts receivable, net of allowance for doubtful accounts of $1,256 and
     $1,262 at June 30, 2003 and December 31, 2002                                   23,565          13,636
   Prepaid expenses and other current assets                                          8,158           6,348
                                                                               ------------    ------------

     Total current assets                                                           180,876         169,568

Property and equipment, net                                                          16,106          21,413
Goodwill                                                                             10,517          10,517
Other assets                                                                         21,507           9,664
                                                                               ------------    ------------

   Total assets                                                                $    229,006    $    211,162
                                                                               ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                            $     46,863    $     35,375
   Accrued expenses                                                                  23,296          27,889
   Other current liabilities                                                          2,134           2,063
                                                                               ------------    ------------
     Total current liabilities                                                       72,293          65,327
   Long-term accrued expenses                                                           276             715
                                                                               ------------    ------------
     Total liabilities                                                               72,569          66,042
                                                                               ------------    ------------

SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK                                      13,470          13,470

Stockholders' equity
   Common stock                                                                         303           1,884
   Treasury stock                                                                  (338,410)       (338,410)
   Additional paid-in capital                                                     2,048,785       2,033,944
   Deferred compensation                                                             (1,619)              -
   Accumulated deficit                                                           (1,566,208)     (1,565,869)
   Accumulated other comprehensive income:
     Cumulative currency translation adjustment                                         116             101
                                                                               ------------    ------------
     Total stockholders' equity                                                     142,967         131,650
                                                                               ------------    ------------

   Total liabilities and stockholders' equity                                  $    229,006    $    211,162
                                                                               ============    ============

                           PRICELINE.COM INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)

                                                        THREE MONTHS ENDED          SIX MONTHS ENDED
                                                      JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,
                                                        2003          2002         2003          2002
                                                    ------------  ------------  -----------  ------------
Merchant revenues                                   $    236,943  $    302,670  $   435,551  $    562,337
Agency revenues                                            1,476           211        2,481           429
Other revenues                                             1,147         1,575        2,021         3,575
                                                    ------------  ------------  -----------  ------------
     Total revenues                                      239,566       304,456      440,053       566,341
Cost of merchant revenues                                199,072       255,972      366,572       475,483
Cost of agency revenues                                        -             -            -             -
Cost of other revenues                                         -           336            -           717
                                                    ------------  ------------  -----------  ------------
     Total costs of revenues                             199,072       256,308      366,572       476,200
                                                    ------------  ------------  -----------  ------------
Gross profit                                              40,494        48,148       73,481        90,141
                                                    ------------  ------------  -----------  ------------
Operating expenses:
     Advertising                                          10,774        12,777       21,872        23,004
     Sales and marketing                                   9,000        11,813       17,064        22,377
     General and administrative, including option
payroll taxes of $102 and $16 for the three months
ended June 30, 2003 and 2002, respectively, and
$102 and $120 for the six months ended June 30,
2003 and 2002, respectively                                6,106         7,559       12,674        14,046
     Stock based compensation                                 70           250           70           500
     Systems and business development                      5,578         6,275       10,508        12,603
     Depreciation and amortization                         2,787         4,490        6,699         8,948
     Special charge (reversal)                                 -          (200)           -          (200)
     Restructuring charge (reversal)                           -             -            -          (824)
     Severance charge (reversal)                               -           (55)           -           (55)
     Warrant costs                                             -             -        6,638             -
                                                    ------------  ------------  -----------  ------------
     Total operating expenses                             34,315        42,909       75,525        80,399
                                                    ------------  ------------  -----------  ------------
Operating income (loss)                                    6,179         5,239       (2,044)        9,742
Other income:
     Interest income                                         405           788          897         1,570
     Equity in income of investees, net                    1,105           245        1,105           737
     Other                                                     -            37            -             1
                                                    ------------  ------------  -----------  ------------
     Total other income                                    1,510         1,070        2,002         2,308
                                                    ------------  ------------  -----------  ------------
 Net income (loss)                                         7,689         6,309          (42)       12,050
 Preferred stock dividend                                      -             -         (297)       (1,854)
                                                    ------------  ------------  -----------  ------------
Net income (loss) applicable to common
stockholders                                        $      7,689  $      6,309  $      (339) $     10,196
                                                    ============  ============  ===========  ============
Net income (loss) applicable to common
stockholders per basic common share                 $       0.20  $       0.16  $     (0.01) $       0.27
                                                    ============  ============  ===========  ============
Weighted average number of basic common shares
outstanding (1)                                           37,635        38,280       37,556        38,099
                                                    ============  ============  ===========  ============
Net income (loss) applicable to common
stockholders per diluted common share               $       0.20  $       0.16  $     (0.01) $       0.26
                                                    ============  ============  ===========  ============
Weighted average number of diluted common shares
outstanding (1)                                           39,284        39,917       37,556        39,924
                                                    ============  ============  ===========  ============

(1) REFLECTS ONE-FOR-SIX REVERSE STOCK SPLIT

                                                            [PRICELINE.COM LOGO]

PRICELINE.COM INCORPORATED - 2003 SECOND QUARTER FINANCIAL DATA SUPPLEMENT

                                                          PAGE NUMBER
                                                          -----------
PRICELINE.COM FINANCIALS
   Consolidated Statements of Operations                       1
   priceline.com Europe Ltd. Statement of Operations           2
   Consolidated Balance Sheets                                 3

GROSS BOOKINGS                                                 4

OFFER AND CUSTOMER ACTIVITY                                    5

PRODUCT DETAIL
   Air                                                         6
   Hotels                                                      7
   Rental Cars                                                 8

THIS SUPPLEMENT IS UNAUDITED AND INTENDED AS A SUPPLEMENT TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE COMPANY'S AUDITED FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SEC ON FORM 10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SEC ON FORM 10-Q. CERTAIN DATA HAVE BEEN RECLASSIFIED IN ORDER TO CONFORM HISTORICAL INFORMATION IN A MANNER CONSISTENT WITH CURRENT PRESENTATION AND HAS NOT BEEN AUDITED IN THIS FORM. CERTAIN PRESENTATIONS WITHIN THIS SUPPLEMENT ARE NOT CONSISTENT WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

PRICELINE.COM INCORPORATED

CONSOLIDATED STATEMENTS OF OPERATIONS
In thousands, except per share data
(UNAUDITED)

INCOME STATEMENT ANALYSIS                      1Q02             2Q02             3Q02             4Q02             1Q03
-------------------------                  ------------     ------------     ------------     ------------     ------------
Merchant revenues                          $    259,667     $    302,670     $    237,961     $    195,814     $    198,608
Agency revenues                                     218              211              160              131            1,005
Other revenues                                    2,000            1,575            1,843            1,356              874
                                           ------------     ------------     ------------     ------------     ------------
    Total revenues                              261,885          304,456          239,964          197,301          200,487

Cost of merchant revenues                       219,511          255,972          201,949          166,710          167,500
Cost of agency revenues                               -                -                -                -                -
Cost of other revenues                              381              336              274              107                -
                                           ------------     ------------     ------------     ------------     ------------
    Total costs of revenues                     219,892          256,308          202,223          166,817          167,500
                                           ------------     ------------     ------------     ------------     ------------

          Gross profit                     $     41,993     $     48,148     $     37,741     $     30,484     $     32,987
                                           ------------     ------------     ------------     ------------     ------------

Operating expenses:
  Advertising                                    10,227           12,777           11,649           10,011           11,098
  Sales and marketing                            10,564           11,813            9,145            6,555            8,064
  General and administrative                      6,383            7,543            7,218            7,027            6,568
  Option payroll taxes                              104               16                -                -                -
  Stock based compensation                          250              250              250              250                -
  Systems and business development                6,328            6,275            5,529            5,550            4,930
  Depreciation and amortization                   4,458            4,490            4,850            4,466            3,912
  Special charge/(reversal)                           -             (200)               -                -                -
  Restructuring charge/(reversal)                  (824)               -              (92)           4,654                -
  Severance charge/(reversal)                         -              (55)               -                -                -
  Impairment charge                                   -                -           24,229                -                -
  Warrant costs                                       -                -                -                -            6,638
                                           ------------     ------------     ------------     ------------     ------------

  Total operating expenses                 $     37,490     $     42,909     $     62,778     $     38,513     $     41,210

Operating income (loss)                    $      4,503     $      5,239     $    (25,037)    $     (8,029)    $     (8,223)

Other income (expenses):
Interest income                                     782              788              656              617              492
Equity in income of investees, net                  492              245              394                -                -
Other                                               (36)              37              164                1                -
                                           ------------     ------------     ------------     ------------     ------------
Total other income                         $      1,238     $      1,070     $      1,214     $        618     $        492

Net income (loss)                          $      5,741     $      6,309     $    (23,823)    $     (7,411)    $     (7,731)

    Preferred stock dividend                     (1,854)               -             (490)               -             (297)
                                           ------------     ------------     ------------     ------------     ------------

Net income (loss) applicable to common
stockholders                               $      3,887     $      6,309     $    (24,313)    $     (7,411)    $     (8,028)
                                           ============     ============     ============     ============     ============

Net income (loss) applicable to common
stockholders per basic common share        $       0.10     $       0.16     $      (0.64)    $      (0.20)    $      (0.21)
                                           ============     ============     ============     ============     ============

Net income (loss) applicable to common
stockholders per diluted common share      $       0.10     $       0.16     $      (0.64)    $      (0.20)    $      (0.21)
                                           ============     ============     ============     ============     ============

(1)  Weighted average common shares:
    Basic                                        37,917           38,280           37,879           37,452           37,477
    Diluted                                      39,995           39,917           37,879           37,452           37,477
Common shares outstanding, end of period         38,257           38,298           37,451           37,452           37,495

GROSS MARGIN                                       16.0%            15.8%            15.7%            15.5%            16.5%

                                                              2Q03 VS.      6 MONTHS         6 MONTHS     6 MOS. 2003 VS.
INCOME STATEMENT ANALYSIS                       2Q03           2Q02           2003             2002         6 MOS. 2002
-------------------------                  ------------    ------------   ------------     ------------   ---------------
Merchant revenues                          $    236,943             -22%  $    435,551     $    562,337             -23%
Agency revenues                                   1,476             600%         2,481              429             478%
Other revenues                                    1,147             -27%         2,021            3,575             -43%
                                           ------------                   ------------     ------------    ------------
    Total revenues                              239,566             -21%       440,053          566,341             -22%

Cost of merchant revenues                       199,072             -22%       366,572          475,483             -23%
Cost of agency revenues                               -               -              -                -               -
Cost of other revenues                                -            -100%             -              717            -100%
                                           ------------                   ------------     ------------    ------------
    Total costs of revenues                     199,072             -22%       366,572          476,200             -23%
                                           ------------                   ------------     ------------    ------------

          Gross profit                     $     40,494             -16%  $     73,481     $     90,141             -18%
                                           ------------                   ------------     ------------    ------------

Operating expenses:
  Advertising                                    10,774             -16%        21,872           23,004              -5%
  Sales and marketing                             9,000             -24%        17,064           22,377             -24%
  General and administrative                      6,004             -20%        12,572           13,926             -10%
  Option payroll taxes                              102             538%           102              120             -15%
  Stock based compensation                           70             -72%            70              500             -86%
  Systems and business development                5,578             -11%        10,508           12,603             -17%
  Depreciation and amortization                   2,787             -38%         6,699            8,948             -25%
  Special charge/(reversal)                           -            -100%             -             (200)           -100%
  Restructuring charge/(reversal)                     -               -              -             (824)           -100%
  Severance charge/(reversal)                         -            -100%             -              (55)           -100%
  Impairment charge                                   -               -              -                -               -
  Warrant costs                                       -               -          6,638                -               -
                                           ------------                   ------------     ------------    ------------

  Total operating expenses                 $     34,315             -20%  $     75,525     $     80,399              -6%

Operating income (loss)                    $      6,179              18%  $     (2,044)    $      9,742            -121%

Other income (expenses):
Interest income                                     405             -49%           897            1,570             -43%
Equity in income of investees, net                1,105             351%         1,105              737              50%
Other                                                 -            -100%              -                1           -100%
                                           ------------                   ------------     ------------    ------------

Total other income                         $      1,510              41%  $      2,002     $      2,308             -13%

Net income (loss)                          $      7,689              22%  $        (42)    $     12,050            -100%

    Preferred stock dividend                          -               -           (297)          (1,854)            -84%
                                           ------------                   ------------     ------------    ------------

Net income (loss) applicable to common
stockholders                               $      7,689              22%  $       (339)    $     10,196            -103%
                                           ============                   ============     ============    ============

Net income (loss) applicable to common
stockholders per basic common share        $       0.20              25%  $      (0.01)    $       0.27             104%
                                           ============                   ============     ============    ============

Net income (loss) applicable to common
stockholders per diluted common share      $       0.20              25%  $      (0.01)    $       0.26             104%
                                           ============    ============   ============     ============    ============

(1)  Weighted average common shares:
    Basic                                        37,635              -2%        37,556           38,099              -1%
    Diluted                                      39,284              -2%        37,556           39,924              -6%
Common shares outstanding, end of period         37,925              -1%        37,925           38,298              -1%

GROSS MARGIN                                       16.9%                          16.7%            15.9%

(1)  Reflects one-for-six reverse stock split.

PRICELINE.COM EUROPE LTD.

STATEMENTS OF OPERATIONS (1)
In thousands, except per share data
(UNAUDITED)

INCOME STATEMENT ANALYSIS                        1Q02           2Q02           3Q02           4Q02           1Q03           2Q03
-------------------------                     ----------     ----------     ----------     ----------     ----------     ----------
Merchant revenues                             $    3,075     $    3,180     $    2,909     $    1,894     $    1,102     $      957
Agency revenues                                        1              -              -              -             39             35
Other revenues                                        14              -              -              -              -              -
                                              ----------     ----------     ----------     ----------     ----------     ----------
     Total revenues                                3,090          3,180          2,909          1,894          1,141            992

Cost of merchant revenues                          2,647          2,882          2,574          1,644            971            850
Cost of agency revenues                                -              -              -              -              -              -
Cost of other revenues                                 -              -              -              -              -              -
                                              ----------     ----------     ----------     ----------     ----------     ----------
     Total costs of revenues                       2,647          2,882          2,574          1,644            971            850
                                              ----------     ----------     ----------     ----------     ----------     ----------

                       Gross profit           $      443     $      298     $      335     $      250     $      170     $      142
                                              ----------     ----------     ----------     ----------     ----------     ----------

Operating expenses:
  Advertising                                         36            301            245            272             63             22
  Sales and marketing                                317            298            324            300            117             99
  General and administrative                       1,140            957          1,393          1,129            640            552
  Systems and business development                   675            495            510            460            146             52
  Depreciation and amortization                      184            174            175            177             27              -
  Restructuring charge                                 -              -              -          1,790              -              -
                                              ----------     ----------     ----------     ----------     ----------     ----------

  Total operating expenses                    $    2,352     $    2,225     $    2,647     $    4,128     $      993     $      725

Operating loss                                $   (1,909)    $   (1,927)    $   (2,312)    $   (3,878)    $     (823)    $     (583)

Other income:
Interest income                                        6              4              6              3              1              2
Other                                                  -              -              1              -              -              -
                                              ----------     ----------     ----------     ----------     ----------     ----------

Total other income                            $        6     $        4     $        7     $        3     $        1     $        2

Net loss                                      $   (1,903)    $   (1,923)    $   (2,305)    $   (3,875)    $     (822)    $     (581)
                                              ==========     ==========     ==========     ==========     ==========     ==========

Net loss per parent basic and diluted share   $    (0.05)    $    (0.05)    $    (0.06)    $    (0.10)    $    (0.02)    $    (0.02)
                                              ==========     ==========     ==========     ==========     ==========     ==========

(2)   Weighted average common shares:
     Basic                                        37,917         38,280         37,879         37,452         37,477         37,635
     Diluted                                      39,995         39,917         37,879         37,452         37,477         39,284
                                              ----------     ----------     ----------     ----------     ----------     ----------
GROSS MARGIN                                        14.3%           9.4%          11.5%          13.2%          14.9%          14.3%

                                               2Q03 VS.     6 MONTHS       6 MONTHS   6 MOS. 2003 VS.
INCOME STATEMENT ANALYSIS                        2Q02         2003           2002       6 MOS. 2002
-------------------------                     ----------   ----------     ----------  ---------------
Merchant revenues                                   -70%   $    2,059     $    6,255           -67%
Agency revenues                                       -            74              1          7300%
Other revenues                                        -             -             14          -100%
                                                           ----------     ----------
     Total revenues                                 -69%        2,133          6,270           -66%

Cost of merchant revenues                           -71%        1,821          5,529           -67%
Cost of agency revenues                               -             -              -             -
Cost of other revenues                                -             -              -             -
                                                           ----------     ----------
     Total costs of revenues                        -71%        1,821          5,529           -67%
                                                           ----------     ----------

                       Gross profit                 -52%   $      312     $      741           -58%
                                                           ----------     ----------

Operating expenses:
  Advertising                                       -93%           85            337           -75%
  Sales and marketing                               -67%          216            615           -65%
  General and administrative                        -42%        1,192          2,097           -43%
  Systems and business development                  -89%          198          1,170           -83%
  Depreciation and amortization                    -100%           27            358           -92%
  Restructuring charge                                -             -              -             -
                                                           ----------     ----------

  Total operating expenses                          -67%   $    1,718     $    4,577           -62%

Operating loss                                      -70%   $   (1,406)    $   (3,836)          -63%

Other income:
Interest income                                     -50%            3             10           -70%
Other                                                 -             -              -             -
                                                           ----------     ----------

Total other income                                  -50%   $        3     $       10           -70%

Net loss                                            -70%   $   (1,403)    $   (3,826)          -63%
                                                           ==========     ==========

Net loss per parent basic and diluted share         -60%   $    (0.04)    $    (0.10)          -60%
                                                           ==========     ==========

(2)   Weighted average common shares:
     Basic                                           -2%       37,556         38,099            -1%
     Diluted                                         -2%       37,556         39,924            -6%
                                                           ----------     ----------
GROSS MARGIN                                                     14.6%          11.8%

(1) Does not include certain intercompany consolidation adjustments.
(2) Reflects one-for-six reverse stock split.

PRICELINE.COM INCORPORATED

CONSOLIDATED BALANCE SHEETS
IN THOUSANDS
(UNAUDITED)

ASSETS                                                               3/31/2002      6/30/2002      9/30/2002
                                                                    -----------    -----------    -----------
CURRENT ASSETS:
      Cash and cash equivalents                                     $    92,051    $    98,140    $    66,857
      Restricted cash                                                    17,454         19,573         18,174
      Short-term investments                                             68,327         62,458         67,478
      Accounts receivable, net of allowance for doubtful accounts        20,218         21,977         16,654
      Prepaid expenses and other current assets                          10,544          8,640          9,068
                                                                    -----------    -----------    -----------

           Total current assets                                         208,594        210,788        178,231

PROPERTY AND EQUIPMENT, net                                              31,291         28,205         25,279
GOODWILL                                                                 22,535         22,535         10,517
OTHER ASSETS                                                             19,731         20,606          9,791
                                                                    -----------    -----------    -----------

      TOTAL ASSETS                                                  $   282,151    $   282,134    $   223,818
                                                                    ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                              $    62,177    $    55,422    $    40,972
      Accrued expenses                                                   31,750         32,318         25,861
      Other current liabilities                                           5,050          4,954          3,495
                                                                    -----------    -----------    -----------
           Total current liabilities                                     98,977         92,694         70,328

      Long-term accrued expenses                                          2,365          1,483          1,001
                                                                    -----------    -----------    -----------
           Total liabilities                                            101,342         94,177         71,329
                                                                    -----------    -----------    -----------

SERIES B MANDATORILY REDEEMABLE  PREFERRED STOCK                         13,470         13,470         13,470
                                                                    -----------    -----------    -----------

STOCKHOLDERS' EQUITY:
      Common stock                                                        1,880          1,882          1,884
      Treasury stock                                                   (326,633)      (326,633)      (338,410)
      Additional paid-in capital                                      2,032,547      2,033,313      2,033,938
      Deferred compensation                                                   -              -              -
      Accumulated deficit                                            (1,540,455)    (1,534,145)    (1,558,458)
      Accumulated other comprehensive income:
           Cumulative currency translation adjustment                         -             70             65
                                                                    -----------    -----------    -----------
           Total stockholders' equity                                   167,339        174,487        139,019
                                                                    -----------    -----------    -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   282,151    $   282,134    $   223,818
                                                                    ===========    ===========    ===========

ASSETS                                                               12/31/2002     3/31/2003      6/30/2003
                                                                    -----------    -----------    -----------
CURRENT ASSETS:
      Cash and cash equivalents                                     $    67,182    $    52,560    $    69,292
      Restricted cash                                                    18,248         17,025         16,869
      Short-term investments                                             64,154         70,194         62,992
      Accounts receivable, net of allowance for doubtful accounts        13,636         16,106         23,565
      Prepaid expenses and other current assets                           6,348          6,243          8,158
                                                                    -----------    -----------    -----------

           Total current assets                                         169,568        162,128        180,876

PROPERTY AND EQUIPMENT, net                                              21,413         17,690         16,106
GOODWILL                                                                 10,517         10,517         10,517
OTHER ASSETS                                                              9,664         17,923         21,507
                                                                    -----------    -----------    -----------

      TOTAL ASSETS                                                  $   211,162    $   208,258    $   229,006
                                                                    ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                              $    35,375    $    36,020    $    46,863
      Accrued expenses                                                   27,889         24,983         23,296
      Other current liabilities                                           2,063          2,833          2,134
                                                                    -----------    -----------    -----------
           Total current liabilities                                     65,327         63,836         72,293

      Long-term accrued expenses                                            715            422            276
                                                                    -----------    -----------    -----------
           Total liabilities                                             66,042         64,258         72,569
                                                                    -----------    -----------    -----------

SERIES B MANDATORILY REDEEMABLE  PREFERRED STOCK                         13,470         13,470         13,470
                                                                    -----------    -----------    -----------

STOCKHOLDERS' EQUITY:
      Common stock                                                        1,884          1,886            303
      Treasury stock                                                   (338,410)      (338,410)      (338,410)
      Additional paid-in capital                                      2,033,944      2,040,850      2,048,785
      Deferred compensation                                                   -              -         (1,619)
      Accumulated deficit                                            (1,565,869)    (1,573,897)    (1,566,208)
      Accumulated other comprehensive income:
           Cumulative currency translation adjustment                       101            101            116
                                                                    -----------    -----------    -----------
           Total stockholders' equity                                   131,650        130,530        142,967
                                                                    -----------    -----------    -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   211,162    $   208,258    $   229,006
                                                                    ===========    ===========    ===========

PRICELINE.COM INCORPORATED

GROSS BOOKINGS

                                                                                                             2Q03 VS.
               1Q02             2Q02           3Q02            4Q02            1Q03            2Q03            2Q02
           -------------   -------------   -------------   -------------   -------------   -------------   -------------
Merchant   $ 302,563,553   $ 351,038,533   $ 271,921,795   $ 218,100,177   $ 226,738,785   $ 267,038,521            -24%

Agency         4,250,791       3,744,496       3,385,312      10,227,969      20,777,964      30,022,691            702%
           -------------   -------------   -------------   -------------   -------------   -------------   -------------

  Total    $ 306,814,344   $ 354,783,029   $ 275,307,107   $ 228,328,146   $ 247,516,749   $ 297,061,212            -16%

GROSS BOOKINGS REPRESENT THE TOTAL VALUE OF TRAVEL BOOKED THROUGH THE PRICELINE.COM AND LOWESTFARE.COM SITES.

THE INFORMATION INCLUDED ABOVE IS FOR U.S. OPERATIONS ONLY.

PRICELINE.COM INCORPORATED

OFFER AND CUSTOMER ACTIVITY

                                                                                                               2Q03 VS.
UNIQUE OFFERS:               1Q02          2Q02          3Q02          4Q02          1Q03          2Q03          2Q02
--------------            ----------    ----------    ----------    ----------    ----------    ----------    ----------
New Customer
Offers                       874,792       964,464       825,026       759,465       749,009       902,013            -6%
Repeat Customer Offers     1,530,745     1,819,872     1,707,494     1,496,970     1,488,906     1,842,387             1%
    Total Unique Offers    2,405,537     2,784,336     2,532,520     2,256,435     2,237,915     2,744,400            -1%

Repeat customer offers/
  total unique offers           63.6%         65.4%         67.4%         66.3%         66.5%         67.1%

CUSTOMERS
New Customers                874,792       964,464       825,026       759,465       749,009       902,013            -6%

Cumulative Customers      13,567,403    14,531,867    15,356,893    16,116,358    16,865,367    17,767,380            22%

THE INFORMATION INCLUDED ABOVE IS FOR U.S. OPERATIONS, AND INCLUDES MERCHANT OPAQUE TRANSACTIONS ONLY.

PRICELINE.COM INCORPORATED

AIR

                                                                                                         2Q03 VS.
                       1Q02          2Q02          3Q02          4Q02          1Q03          2Q03          2Q02
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Tickets Sold           866,643       921,201       643,659       468,926       439,270       446,143           -52%

Net Unique Offers    1,391,478     1,533,442     1,195,664     1,225,988     1,107,329     1,274,139           -17%
Offers Booked          580,555       619,590       441,406       341,244       302,306       303,668           -51%
Bind Rate                 41.7%         40.4%         36.9%         27.8%         27.3%         23.8%

BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

THE INFORMATION INCLUDED ABOVE IS FOR U.S. OPERATIONS, AND INCLUDES MERCHANT OPAQUE TRANSACTIONS ONLY.

PRICELINE.COM INCORPORATED

HOTELS

                                                                                                         2Q03 VS.
                       1Q02          2Q02          3Q02          4Q02          1Q03          2Q03          2Q02
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Room Nights Sold       909,107     1,089,586     1,144,988       961,124     1,229,887     1,499,512            38%

Net Unique Offers      629,145       812,285       931,323       748,200       878,619     1,143,870            41%
Offers Booked          417,306       499,065       539,899       463,434       578,867       711,421            43%
Bind Rate                 66.3%         61.4%         58.0%         61.9%         65.9%         62.2%

BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

THE INFORMATION INCLUDED ABOVE IS FOR U.S. OPERATIONS, AND INCLUDES MERCHANT OPAQUE TRANSACTIONS ONLY.

PRICELINE.COM INCORPORATED

RENTAL CARS

                                                                                                         2Q03 VS.
                       1Q02          2Q02          3Q02          4Q02          1Q03          2Q03          2Q02
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Days Sold              738,021       793,616       741,167       555,465       635,676       827,809             4%

Net Unique Offers      303,611       335,059       302,554       244,278       251,967       326,391            -3%
Offers Booked          139,776       148,483       143,593       110,482       127,147       163,150            10%
Bind Rate                 46.0%         44.3%         47.5%         45.2%         50.5%         50.0%

BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

THE INFORMATION INCLUDED ABOVE IS FOR U.S. OPERATIONS, AND INCLUDES MERCHANT OPAQUE TRANSACTIONS ONLY.